UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05445
Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2013 – September 30, 2014
Item 1: Reports to Shareholders

Annual Report | September 30, 2014

Vanguard Equity Income Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

Total
Returns
Vanguard Equity Income Fund
Investor Shares	16.62%
Admiral™ Shares	16.70
FTSE High Dividend Yield Index	19.02
Equity Income Funds Average	15.09
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$28.26	$31.23	$0.811	$0.799
Admiral Shares	59.24	65.45	1.758	1.675

Chairman’s Letter

Dear Shareholder,

In April, I wrote that the first half of the fiscal year was a tale of two quarters. It turns out that the full fiscal year was a tale of two halves. Much of your fund’s gain, along with those of its index and the broad U.S. market, was achieved in the first six months, before the stock market rally lost steam.

For the 12 months ended September 30, 2014, Vanguard Equity Income Fund returned 16.62% for Investor Shares and 16.70% for Admiral Shares. The fund’s result trailed that of its high-dividend-yield benchmark—which outperformed the broad U.S. stock market—but was ahead of the average return of peer funds. Thanks to returning more than 11% in the first six months, your fund notched its third-best fiscal year since 2004.

As of September 30, the fund’s 30-day SEC yield stood at 2.66%, down slightly from a year ago and still about 1 percentage point higher than that of the broad U.S. stock market, as measured by the yield of Vanguard Total Stock Market Index Fund.

Brief patchiness for stocks didn’t hinder strong returns

The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30 despite stumbling later in the period. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the fiscal year. Toward the end, however, high stock valuations, international tensions, the unsettled global economy, and the Federal Reserve’s gradual shift from its accommodative policies weighed on results.

During the final months of the fiscal year, the performance gap between U.S. and international stocks widened amid tensions in the Middle East and Ukraine and concerns over China’s slower growth and Europe’s slumping economy. In the end, international stocks returned about 5%. Emerging markets returned more than 6%, ahead of developed European markets; weakness in Japan weighed on the developed Pacific region.

Bonds bounced back strongly despite a pause late in the year

Bond returns, which were surprisingly robust through much of the 12 months, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. For most of the fiscal year, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

Municipal bonds returned 7.93% as strong investor demand and a limited supply of new issues helped drive up prices.

After this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns. As yields drop, the scope for further declines—and increases in prices—diminishes.

Money market funds and savings accounts posted negligible returns as the Fed kept its target for short-term interest rates at 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

All industry groups advanced, but stock selection was mixed

Your fund’s advisors, Wellington Management Company and Vanguard Equity Investment Group, through its Quantitative Equity Group, invest in high-quality, well-established, mostly large companies with above-average current dividend yields and potential for long-term capital appreciation. This often leads them to invest in out-of-favor industries, where companies trade at a discount to the overall market’s valuation.

Favoring large-capitalization stocks proved rewarding, as they broadly outpaced small-company stocks in the fiscal year. (For example, the Russell 1000 Index returned about 19%, while its small-cap

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.30%	0.21%	1.22%

The fund expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratios were 0.29% for Investor Shares and 0.20% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2013.

Peer group: Equity Income Funds.

counterpart returned about 4%.) And your fund’s holdings in all ten industry sectors posted gains, mostly in the double digits.

Information technology led the way with a return of nearly 32%, powered by exceptional returns among software and hardware holdings. Two other large sectors, financials and health care, were also among the best performers. Banks continue to report stronger balance sheets. And major pharmaceutical firms, the bulk of the fund’s health care holdings, have benefited from merger-and-acquisition activity and advances in genetically targeted treatments for diseases. Together, these three sectors contributed more than half of the fund’s total return for the year.

Notwithstanding this success, information technology held back the fund’s results compared with its index. The advisors’ somewhat lighter stake in IT was a factor, as were the index’s even stronger returns. There were also some disappointments among industrials.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal year.

Long-term results were solid over a decade of ups and downs

For the ten years ended September 30, 2014, the Equity Income Fund’s average annual return for Investor Shares was

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Equity Income Fund Investor Shares	8.85%
Spliced Equity Income Index	8.95
Equity Income Funds Average	7.47

For a benchmark description, see the Glossary.

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

8.85%, in line with its index—which of course incurs no expenses. Your fund outperformed its peer-group average by more than a percentage point, aided in part by Vanguard’s focus on low costs, which I address in my concluding remarks.

For income-oriented investors, another indicator of the fund’s success is its performance compared with the broad U.S. market. For the ten years, your fund’s dividend-oriented strategy outpaced the 8.59% return of the broad U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Float Adjusted Index. Of course, there’s no guarantee that a strategy focused on dividend-paying stocks will always outperform the broad market.

High costs don’t equal strong fund performance

The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for the Equity Income Fund and our other actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you earn.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 17, 2014

Advisors’ Report

For the fiscal year ended September 30, 2014, Vanguard Equity Income Fund returned more than 16%, trailing the 19.02% return of its benchmark, the FTSE High Dividend Yield Index. The fund’s return outperformed its peer-group average return. This reflects the combined results of your fund’s two independent investment advisors, Wellington Management Company and Vanguard Equity Investment Group. The use of two advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 10, 2014.

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	11,361	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Equity Investment	34	6,146	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	2	340	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Wellington Management Company, llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,
Senior Vice President
and Equity Portfolio Manager

The investment outlook became more challenging, given slowing economic growth in international markets, rising geopolitical risks, and uncertainties about the unwinding of quantitative easing. Growth has slowed in developed as well as emerging markets. Tensions have escalated in the Middle East and the former Soviet Union, as have risks of terrorism, cyber threats, and Ebola. In the United States, quantitative easing was expected to conclude at the end of October, adding uncertainty. International markets weakened because of these developments, but U.S. markets were relatively resilient (through the end of September) despite elevated valuations.

We continue to believe that U.S. economic growth will settle into a range of 2.5%–3%. The private sector has been growing in this range for the past few years, but this has been somewhat offset by declining government stimulus. As the stimulus dissipates, underlying growth should become more apparent. We remain encouraged by the steady employment gains, strong auto sales, and rising capital spending plans. Wage gains have been muted, but we are at the point in the economic cycle where we expect to see stronger wage growth emerge. Although we remain optimistic, there are risks that

U.S. economic activity will be hurt by the slowing global economies as well as the stronger U.S. dollar.

International growth has been disappointing. European growth has moderated: Germany’s economy is slowing, Italy is in a recession, and France essentially is in a recession. The United Kingdom remains resilient, but the prospect of rising interest rates may begin to dampen economic activity. Emerging markets have also slowed: Brazil is in a recession, and Russia likely is falling into a recession. China’s growth has slowed, so the government is taking steps to stabilize the economy, but the effectiveness of these policies is uncertain.

Significant purchases during the past 12 months included new positions in Home Depot, MetLife, AkzoNobel, and Enbridge. We also added to positions in Verizon and Wal-Mart. We eliminated our positions in Lowe’s, Chubb, and AT&T because of valuations, and in Stanley Black & Decker and International Paper because of eroding fundamentals.

Vanguard Equity Investment Group

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

U.S. equities continued to produce impressive results, with the broad U.S. equity market returning almost 18%.

Large-capitalization stocks easily outpaced smaller-cap equities. The U.S. equity market continued to provide superior results relative to international developed-and emerging-market returns.

Performance within the FTSE High Dividend Yield Index benchmark, which returned about 19%, was broad-based, as all ten sector groups generated positive returns. Results were best in information technology, materials, and health care. Consumer discretionary companies, while positive, lagged.

Part of the strength in the U.S. equity markets can be attributed to continued accommodative central bank monetary policies coupled with lower volatility across financial markets. At the beginning of July, the Chicago Board Options Exchange Volatility Index (VIX) registered its lowest level, 10.3, in the last five years. Volatility began to rise again in August and September but still remained below its long-term average.

The labor market continued to recover as the fiscal year-end saw the unemployment rate fall to 5.9%—a level not seen since July 2008. In addition, personal income has expanded and savings rates have dropped slightly, indicating possible consumer spending increases. Second-quarter GDP growth recovered from a disappointing first quarter, and both manufacturing and nonmanufacturing activity indexes are moving higher.

Still, there are many factors that can affect the markets in the coming months, including the U.S. midterm elections, the Federal Reserve’s winding down of its bond-purchase program at the end of October, speculation about when interest rates will rise, and geopolitical uncertainties.

While it’s important to understand how overall portfolio performance is affected by these macro factors, it should be pointed out that our approach to investing focuses on specific stock fundamentals. Our process compares all stocks in our investment universe within the same industry groups against one another in order to identify those that have characteristics that we believe will outperform over the long run. To do this, we use a strict quantitative process that concentrates on a combination of valuation and other factors that are focused on fundamental growth. Using the results of our model, we construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns, such as market capitalization and other risks relative to our benchmark. For the fiscal year, our valuation and growth models were strong contributors to performance. Our management decisions and quality models did not perform as expected, and our sentiment model was neutral.

Our company selection over the 12 months across sectors was effective: We produced positive stock selection results in seven of the ten sectors in the benchmark, with the strongest results in industrial and health care.

In industrials, General Dynamics, Lockheed Martin, and Northrop Grumman contributed most to relative performance. In health care, AbbVie, Eli Lilly, and Johnson & Johnson drove our positive results. Unfortunately, we could not avoid all poor performers. Our selections in the consumer discretionary sector were disappointing; Wynn Resorts and Garmin did not perform as expected.

Equity Income Fund

Fund Profile
As of September 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.30%	0.21%
30-Day SEC Yield	2.66%	2.75%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	176	391	3,768
Median Market Cap	$96.8B	$141.1B	$51.1B
Price/Earnings Ratio	16.4x	16.6x	20.5x
Price/Book Ratio	2.6x	2.6x	2.6x
Return on Equity	19.9%	21.4%	17.8%
Earnings Growth
Rate	13.4%	12.9%	15.2%
Dividend Yield	3.0%	3.1%	1.9%
Foreign Holdings	10.2%	0.0%	0.0%
Turnover Rate	33%	—	—
Short-Term Reserves	1.0%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	6.1%	5.4%	12.5%
Consumer Staples	12.4	13.7	8.3
Energy	11.4	11.4	9.1
Financials	15.9	12.3	17.4
Health Care	13.2	11.2	13.5
Industrials	12.0	11.1	11.2
Information
Technology	14.3	18.6	19.0
Materials	3.7	4.1	3.8
Telecommunication
Services	4.7	5.1	2.2
Utilities	6.3	7.1	3.0

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	0.98	0.88
Beta	1.02	0.82
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wells Fargo & Co.	Diversified Banks	3.8%
Microsoft Corp.	Systems Software	3.8
Johnson & Johnson	Pharmaceuticals	3.6
Verizon Communications Integrated
Inc.	Telecommunication
	Services	3.2
Exxon Mobil Corp.	Integrated Oil & Gas	3.1
Merck & Co. Inc.	Pharmaceuticals	3.0
Chevron Corp.	Integrated Oil & Gas	2.8
JPMorgan Chase & Co.	Diversified Banks	2.8
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.3
Intel Corp.	Semiconductors	2.2
Top Ten		30.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratios were 0.29% for Investor Shares and 0.20% for Admiral Shares.

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Equity Income Fund*Investor Shares	16.62%	16.23%	8.85%	$23,343
••••••••	Spliced Equity Income Index	19.02	16.09	8.95	23,573
– – – –	Equity Income Funds Average	15.09	13.58	7.47	20,558
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	8.59	22,805
For a benchmark description, see the Glossary.
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Equity Income Fund Admiral Shares	16.70%	16.34%	8.96%	$117,971
Spliced Equity Income Index	19.02	16.09	8.95	117,864
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.69	15.84	8.59	114,024

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

For a benchmark description, see the Glossary.

Equity Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (5.8%)
Home Depot Inc.	3,813,900	349,887
McDonald’s Corp.	1,811,505	171,749
WPP plc	6,011,071	120,424
Thomson Reuters Corp.	2,479,870	90,292
Best Buy Co. Inc.	1,081,200	36,318
Kohl’s Corp.	593,500	36,221
Las Vegas Sands Corp.	566,700	35,254
H&R Block Inc.	1,117,900	34,666
Omnicom Group Inc.	486,000	33,466
Cablevision Systems
Corp. Class A	1,859,900	32,567
Garmin Ltd.	575,800	29,936
Mattel Inc.	738,560	22,637
Time Warner Cable Inc.	126,200	18,108
Ford Motor Co.	884,300	13,079
Carnival Corp.	250,300	10,055
Autoliv Inc.	68,100	6,260
Cracker Barrel Old
Country Store Inc.	13,000	1,341
Cato Corp. Class A	12,900	445
		1,042,705
Consumer Staples (12.1%)
Procter & Gamble Co.	3,353,440	280,817
Wal-Mart Stores Inc.	3,481,792	266,253
Philip Morris
International Inc.	3,012,145	251,213
Kraft Foods Group Inc.	4,109,270	231,763
Unilever NV	4,108,020	163,006
Altria Group Inc.	3,526,875	162,025
PepsiCo Inc.	1,643,190	152,964
Diageo plc ADR	889,500	102,648
Anheuser-Busch
InBev NV ADR	891,860	98,863
Coca-Cola Co.	2,183,464	93,147
Kimberly-Clark Corp.	809,688	87,098
British American
Tobacco plc	1,401,368	78,969

Sysco Corp.	1,830,860	69,481
Dr Pepper Snapple
Group Inc.	661,400	42,535
Molson Coors Brewing
Co. Class B	538,400	40,078
Reynolds American Inc.	308,400	18,196
Clorox Co.	71,600	6,876
Ingredion Inc.	41,500	3,145
Vector Group Ltd.	104,790	2,324
General Mills Inc.	23,000	1,160
		2,152,561
Energy (11.1%)
Exxon Mobil Corp.	5,880,210	553,034
Chevron Corp.	4,198,770	500,997
ConocoPhillips	2,948,320	225,606
Occidental
Petroleum Corp.	2,195,730	211,119
Suncor Energy Inc.	5,607,410	202,708
Enbridge Inc.	2,365,100	113,241
Royal Dutch Shell plc
Class B	2,186,340	86,436
ONEOK Inc.	608,100	39,861
Helmerich & Payne Inc.	338,300	33,109
Targa Resources Corp.	86,400	11,765
		1,977,876
Financials (15.5%)
Wells Fargo & Co.	13,202,640	684,821
JPMorgan Chase & Co.	8,256,930	497,398
Marsh & McLennan
Cos. Inc.	6,692,970	350,310
PNC Financial Services
Group Inc.	2,596,392	222,199
BlackRock Inc.	592,930	194,671
ACE Ltd.	1,440,540	151,069
MetLife Inc.	2,555,900	137,303
M&T Bank Corp.	947,090	116,767
US Bancorp	2,348,340	98,231
Travelers Cos. Inc.	582,000	54,673
Navient Corp.	2,054,500	36,385

Equity Income Fund

		Market
		Value
	Shares	($000)
Axis Capital Holdings Ltd.	736,000	34,835
PartnerRe Ltd.	314,400	34,549
Lazard Ltd. Class A	658,700	33,396
Validus Holdings Ltd.	841,800	32,948
Fifth Third Bancorp	772,200	15,460
Invesco Ltd.	378,900	14,959
People’s United
Financial Inc.	816,700	11,818
Home Loan Servicing
Solutions Ltd.	282,600	5,988
Janus Capital Group Inc.	409,600	5,956
Huntington
Bancshares Inc.	610,900	5,944
Capitol Federal
Financial Inc.	483,000	5,709
Principal Financial
Group Inc.	96,500	5,063
National Penn
Bancshares Inc.	372,600	3,618
Plum Creek
Timber Co. Inc.	82,000	3,199
First Commonwealth
Financial Corp.	267,000	2,240
Mercury General Corp.	35,000	1,708
Hanover Insurance
Group Inc.	20,600	1,265
Boston Private Financial
Holdings Inc.	29,300	363
		2,762,845
Health Care (12.8%)
Johnson & Johnson	6,110,845	651,355
Merck & Co. Inc.	8,993,424	533,130
Pfizer Inc.	11,255,544	332,826
Roche Holding AG	752,580	222,239
Eli Lilly & Co.	2,230,449	144,645
Bristol-Myers Squibb Co.	2,144,432	109,752
AstraZeneca plc ADR	1,451,049	103,663
AbbVie Inc.	1,664,300	96,130
Baxter International Inc.	1,308,450	93,908
Quest Diagnostics Inc.	122,100	7,409
		2,295,057
Industrials (11.7%)
General Electric Co.	14,217,752	364,259
United
Technologies Corp.	2,611,980	275,825
Eaton Corp. plc	3,958,710	250,863
3M Co.	1,627,230	230,546
Waste Management Inc.	2,934,990	139,500
United Parcel Service Inc.
Class B	1,397,030	137,314
Lockheed Martin Corp.	634,220	115,923
Caterpillar Inc.	946,700	93,752
Illinois Tool Works Inc.	1,078,070	91,011
Boeing Co.	710,800	90,542

Schneider Electric SE	1,062,371	81,508
General Dynamics Corp.	492,600	62,604
Northrop Grumman Corp.	253,013	33,337
Pitney Bowes Inc.	1,288,200	32,192
L-3 Communications
Holdings Inc.	266,700	31,716
Copa Holdings SA Class A	256,500	27,520
Stanley Black &
Decker Inc.	75,300	6,686
GATX Corp.	85,900	5,014
Norfolk Southern Corp.	44,400	4,955
Iron Mountain Inc.	99,200	3,239
Emerson Electric Co.	32,700	2,046
Republic Services Inc.
Class A	50,100	1,955
		2,082,307
Information Technology (13.7%)
Microsoft Corp.	14,530,619	673,640
Apple Inc.	4,019,000	404,914
Intel Corp.	11,458,650	398,990
Cisco Systems Inc.	10,126,280	254,879
Analog Devices Inc.	3,963,260	196,142
Symantec Corp.	4,976,600	117,000
Texas Instruments Inc.	2,280,800	108,771
Maxim Integrated
Products Inc.	2,953,317	89,308
Seagate Technology plc	696,400	39,883
Broadridge Financial
Solutions Inc.	839,500	34,948
Harris Corp.	510,800	33,917
Lexmark International Inc.
Class A	722,700	30,715
Computer Sciences Corp.	466,700	28,539
Cypress
Semiconductor Corp.	2,300,500	22,717
Western Union Co.	663,300	10,639
Diebold Inc.	201,000	7,099
Leidos Holdings Inc.	63,400	2,177
EarthLink Holdings Corp.	120,300	411
		2,454,689
Materials (3.6%)
Dow Chemical Co.	3,016,020	158,160
EI du Pont
de Nemours & Co.	1,608,217	115,406
Akzo Nobel NV	1,476,277	101,009
Nucor Corp.	1,697,110	92,119
LyondellBasell
Industries NV Class A	628,400	68,282
Avery Dennison Corp.	683,700	30,527
Huntsman Corp.	761,400	19,789
Bemis Co. Inc.	344,600	13,102
International Paper Co.	260,000	12,413
Compass Minerals
International Inc.	119,167	10,043

Equity Income Fund

		Market
		Value
	Shares	($000)
Steel Dynamics Inc.	348,900	7,889
Sonoco Products Co.	148,300	5,827
Innophos Holdings Inc.	47,700	2,628
Scotts Miracle-Gro Co.
Class A	40,800	2,244
A Schulman Inc.	57,200	2,068
Olin Corp.	69,200	1,747
RPM International Inc.	36,400	1,666
		644,919
Other (0.4%)
^,2 Vanguard High Dividend
Yield ETF	1,047,950	69,594

Telecommunication Services (4.6%)
Verizon
Communications Inc.	11,443,086	572,040
AT&T Inc.	3,900,397	137,450
BCE Inc.	1,996,900	85,389
CenturyLink Inc.	343,800	14,058
Frontier
Communications Corp.	1,412,900	9,198
		818,135
Utilities (6.2%)
National Grid plc	11,890,727	170,930
UGI Corp.	4,689,390	159,861
Northeast Utilities	2,742,890	121,510
Xcel Energy Inc.	3,921,590	119,216
NextEra Energy Inc.	999,916	93,872
Southern Co.	1,342,900	58,618
Exelon Corp.	1,466,500	49,993
American Electric
Power Co. Inc.	914,800	47,762
Edison International	764,300	42,740
Entergy Corp.	546,200	42,238
AGL Resources Inc.	669,400	34,367
Vectren Corp.	760,600	30,348
Great Plains Energy Inc.	955,200	23,087
Westar Energy Inc.
Class A	672,500	22,946
New Jersey
Resources Corp.	301,700	15,239
Atmos Energy Corp.	266,900	12,731
Consolidated Edison Inc.	171,800	9,734
Ameren Corp.	249,100	9,548
FirstEnergy Corp.	211,200	7,090
Duke Energy Corp.	89,600	6,699
Portland General
Electric Co.	167,000	5,364
Empire District
Electric Co.	204,914	4,949
Pinnacle West
Capital Corp.	85,900	4,693

	Alliant Energy Corp.	76,000	4,211
	SCANA Corp.	74,700	3,706
	WGL Holdings Inc.	28,900	1,217
	Avista Corp.	21,200	647
			1,103,316
Total Common Stocks
(Cost $13,521,333)			17,404,004
Temporary Cash Investments (2.7%)[1]
Money Market Fund (1.6%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.109%	275,860,902	275,861

		Face
		Amount
		($000)
Repurchase Agreement (1.0%)
	Goldman Sachs & Co.
	0.01%, 10/1/14 (Dated
	9/30/14, Repurchase
	Value $176,400,000,
	collateralized by Federal
	National Mortgage Assn.
	3.500%, 4/1/26–8/1/42,
	with a value of
	$179,928,000)	176,400	176,400

U.S. Government and Agency Obligations (0.1%)
5	Federal Home Loan
	Bank Discount Notes,
	0.078%, 10/1/14	100	100
5	Federal Home Loan
	Bank Discount Notes,
	0.079%, 10/8/14	500	500
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.085%, 10/15/14	10,000	10,000
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.074%, 12/3/14	2,000	2,000
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.100%, 2/4/15	5,000	4,998
			17,598
Total Temporary Cash Investments
(Cost $469,859)			469,859
Total Investments (100.2%)
(Cost $13,991,192)			17,873,863

Equity Income Fund

Market
Value
($000)
Other Assets and Liabilities (-0.2%)
Other Assets	73,782
Liabilities[4]	(100,766)
(26,984)
Net Assets (100%)	17,846,879

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	13,400,651
Undistributed Net Investment Income	2,145
Accumulated Net Realized Gains	563,261
Unrealized Appreciation (Depreciation)
Investment Securities	3,882,671
Futures Contracts	(1,727)
Foreign Currencies	(122)
Net Assets	17,846,879

Amount
($000)
Investor Shares—Net Assets
Applicable to 177,006,856 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,527,723
Net Asset Value Per Share—
Investor Shares	$31.23

Admiral Shares—Net Assets
Applicable to 188,209,413 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,319,156
Net Asset Value Per Share—
Admiral Shares	$65.45

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,846,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.2% and 1.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $1,890,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $14,099,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	490,769
Interest[2]	401
Securities Lending	1,330
Total Income	492,500
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,425
Performance Adjustment	(260)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,123
Management and Administrative—Admiral Shares	11,316
Marketing and Distribution—Investor Shares	1,270
Marketing and Distribution—Admiral Shares	2,401
Custodian Fees	157
Auditing Fees	34
Shareholders’ Reports—Investor Shares	136
Shareholders’ Reports—Admiral Shares	86
Trustees’ Fees and Expenses	26
Total Expenses	37,714
Net Investment Income	454,786
Realized Net Gain (Loss)
Investment Securities Sold[2]	729,916
Futures Contracts	40,827
Foreign Currencies	(46)
Realized Net Gain (Loss)	770,697
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,173,606
Futures Contracts	2,074
Foreign Currencies	(183)
Change in Unrealized Appreciation (Depreciation)	1,175,497
Net Increase (Decrease) in Net Assets Resulting from Operations	2,400,980
1 Dividends are net of foreign withholding taxes of $4,123,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,968,000, $327,000, and $34,257,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	454,786	330,626
Realized Net Gain (Loss)	770,697	565,543
Change in Unrealized Appreciation (Depreciation)	1,175,497	1,113,922
Net Increase (Decrease) in Net Assets Resulting from Operations	2,400,980	2,010,091
Distributions
Net Investment Income
Investor Shares	(142,170)	(122,346)
Admiral Shares	(304,850)	(208,254)
Realized Capital Gain[1]
Investor Shares	(136,041)	—
Admiral Shares	(265,749)	—
Total Distributions	(848,810)	(330,600)
Capital Share Transactions
Investor Shares	165,292	65,329
Admiral Shares	2,156,810	2,886,791
Net Increase (Decrease) from Capital Share Transactions	2,322,102	2,952,120
Total Increase (Decrease)	3,874,272	4,631,611
Net Assets
Beginning of Period	13,972,607	9,340,996
End of Period[2]	17,846,879	13,972,607
1 Includes fiscal 2014 short-term gain distributions totaling $18,677,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,145,000 and ($5,575,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$28.26	$24.31	$19.40	$18.83	$17.40
Investment Operations
Net Investment Income	. 826.732		.667	.596	.526
Net Realized and Unrealized Gain (Loss)
on Investments	3.754	3.946	4.908	.567	1.432
Total from Investment Operations	4.580	4.678	5.575	1.163	1.958
Distributions
Dividends from Net Investment Income	(.811)	(.728)	(. 665)	(. 593)	(. 528)
Distributions from Realized Capital Gains	(.799)	—	—	—	—
Total Distributions	(1.610)	(.728)	(. 665)	(. 593)	(. 528)
Net Asset Value, End of Period	$31.23	$28.26	$24.31	$19.40	$18.83

Total Return[1]	16.62%	19.45%	29.00%	6.00%	11.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,528	$4,839	$4,107	$2,835	$2,651
Ratio of Total Expenses to Average Net Assets[2]	0.29%	0.30%	0.30%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.81%	3.00%	2.89%	2.88%
Portfolio Turnover Rate	33%	34%	26%	29%	45%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$59.24	$50.94	$40.67	$39.47	$36.46
Investment Operations
Net Investment Income	1.790	1.585	1.445	1.286	1.138
Net Realized and Unrealized Gain (Loss)
on Investments	7.853	8.293	10.265	1.194	3.013
Total from Investment Operations	9.643	9.878	11.710	2.480	4.151
Distributions
Dividends from Net Investment Income	(1.758)	(1.578)	(1.440)	(1.280)	(1.141)
Distributions from Realized Capital Gains	(1.675)	—	—	—	—
Total Distributions	(3.433)	(1.578)	(1.440)	(1.280)	(1.141)
Net Asset Value, End of Period	$65.45	$59.24	$50.94	$40.67	$39.47

Total Return	16.70%	19.61%	29.06%	6.10%	11.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,319	$9,134	$5,234	$2,614	$1,667
Ratio of Total Expenses to Average Net Assets[1]	0.20%	0.21%	0.21%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.83%	2.90%	3.09%	2.98%	2.97%
Portfolio Turnover Rate	33%	34%	26%	29%	45%
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Equity Income Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any,

Equity Income Fund

under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $1,294,000 for the year ended September 30, 2014.

For the year ended September 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets, before a decrease of $260,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $1,779,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Equity Income Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	16,542,489	861,515	—
Temporary Cash Investments	275,861	193,998	—
Futures Contracts—Liabilities[1]	(595)	—	—
Total	16,817,755	1,055,513	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2014	555	272,713	(1,574)
E-mini S&P 500 Index	December 2014	205	20,146	(153)
				(1,727)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Equity Income Fund

During the year ended September 30, 2014, the fund realized net foreign currency losses of $46,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $67,940,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $145,399,000 of ordinary income and $432,451,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $13,991,317,000. Net unrealized appreciation of investment securities for tax purposes was $3,882,546,000, consisting of unrealized gains of $3,947,836,000 on securities that had risen in value since their purchase and $65,290,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2014, the fund purchased $7,124,926,000 of investment securities and sold $5,283,779,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,351,608	44,836	1,660,385	62,876
Issued in Lieu of Cash Distributions	261,200	8,834	113,805	4,261
Redeemed	(1,447,516)	(47,855)	(1,708,861)	(64,935)
Net Increase (Decrease)—Investor Shares	165,292	5,815	65,329	2,202
Admiral Shares
Issued	3,402,387	53,571	3,878,687	69,335
Issued in Lieu of Cash Distributions	490,387	7,895	175,891	3,123
Redeemed	(1,735,964)	(27,436)	(1,167,787)	(21,012)
Net Increase (Decrease) —Admiral Shares	2,156,810	34,030	2,886,791	51,446

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard Equity Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2014

Special 2014 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $436,785,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $457,702,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 66.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Equity Income Fund Investor Shares
Periods Ended September 30, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.62%	16.23%	8.85%
Returns After Taxes on Distributions	15.14	15.50	7.84
Returns After Taxes on Distributions and Sale of Fund Shares	10.47	13.12	7.14

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,045.62	$1.49
Admiral Shares	1,000.00	1,046.14	1.03
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.61	$1.47
Admiral Shares	1,000.00	1,024.07	1.01

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112014

Annual Report | September 30, 2014

Vanguard PRIMECAP Core Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

Total
Returns
Vanguard PRIMECAP Core Fund	22.60%
MSCI US Prime Market 750 Index	19.23
Multi-Cap Core Funds Average	14.62
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$18.65	$21.87	$0.178	$0.677

1

Chairman’s Letter

Dear Shareholder,

Vanguard PRIMECAP Core Fund posted first-rate returns over the fiscal year, benefiting from its advisor’s decisions and a favorable stock market. The fund advanced nearly 23% for the 12 months ended September 30, 2014. It finished more than 3 percentage points ahead of its benchmark, the MSCI US Prime Market 750 Index, and about 8 percentage points better than the average return of its multi-capitalization core peers.

This strong performance coincides with a pair of milestones: December marks the tenth anniversary of both the PRIMECAP Core Fund and its advisory team from PRIMECAP Management Company.

The team has distinguished itself over the past decade through its experience, knowledge, and talent; the fund’s successful record reflects those qualities. I’m pleased to congratulate the advisor on its achievements.

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

Please note that as of September 30, 2014, the fund had realized short-term capital gains equal to less than 1% of fund assets and long-term capital gains equal to about 5% of fund assets. Gains will be distributed in December.

2

Despite patchiness of late, stocks posted solid returns

The broad U.S. stock market managed a robust return of nearly 18% for the fiscal year ended September 30, despite stumbling in two of the final three months. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the period. High stock valuations, international tensions, the unsettled global economy, and a gradual shift from the Federal Reserve’s accommodative policies weighed on more recent results.

Over the period’s final months, the performance gap between U.S. stocks and their international counterparts widened amid tensions in the Middle East and Ukraine,

China’s slower growth, and Europe’s slumping economy. International stocks returned about 5%. Emerging markets and the developed markets of Europe and the Pacific region all recorded single-digit returns.

Although they met some resistance, bonds still bounced back strongly

Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. Until recently, interest

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

3

rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 7.93%, benefited from the broad market rally and a limited supply of new issues.

In light of this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns. As yields drop, the scope for further declines—and increases in prices—diminishes.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates to 0%–0.25%.

Technology and health care were key to fund performance

The PRIMECAP Core Fund’s accomplishments are much easier to explain than to duplicate. Governed by a research-driven selection process, the advisor seeks out underappreciated growth and value companies, employs precise criteria, and

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.50%	1.17%

The fund expense ratio shown is from the prospectus dated January 27, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratio was 0.50%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Core Funds.

4

invests for the long term. This contrarian approach typically produces a portfolio that looks and behaves differently than the benchmark.

This divergence resulted in underperfor-mance in fiscal years 2011 and 2012, when the fund trailed either one or both of its comparative standards. Patience and persistence are crucial to the process, because PRIMECAP Core’s portfolio is characterized by its low turnover and long-term holdings. Over time, shareholders have been rewarded for staying with the fund.

The information technology and health care sectors have traditionally determined PRIMECAP Core’s outcome, and that was certainly the case in fiscal year 2014. Tech and health care stocks made up more than 50% of the fund’s assets on average. This heavy exposure proved especially favorable as the pair powered the stock market and mostly outshined even the double-digit returns recorded by other sectors. Together, they were responsible for more than 14 percentage points of the fund’s return.

In IT, the advisor’s stock selection also provided a slight lift to performance. Technology products and services continue to extend their global reach as they become more accessible and affordable. At the

Total Returns
Inception Through September 30, 2014
Average
Annual Return
PRIMECAP Core Fund (Returns since inception: 12/9/2004)	10.22%
MSCI US Prime Market 750 Index	7.93
Multi-Cap Core Funds Average	6.67
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

higher end of the market, consumers and corporations expanded their budgets and updated and replaced their equipment.

The advisor’s stock choices weren’t as successful in the health care sector. The fund’s holdings returned about 24%, compared with about 28% for those in the benchmark, but the fund’s outsized investment in health care was still a boon to return. Investors anticipated an increase in health care spending to coincide with the aging population and the expanded number of insured under the Affordable Care Act. The bulk of returns came from pharmaceutical and biotechnology companies as mergers and acquisitions, new drug development, and overseas opportunities combined with the larger trends lifting the industry. Health care and medical equipment firms also excelled.

PRIMECAP Core’s industrial stocks, which increased about 35% over the period, also contributed significantly to performance. Almost all of the strength came from select airline stocks that profited from mergers and acquisitions, in addition to lower fuel costs. For more about the advisor’s strategy and the fund’s positioning during the 12 months, please see the Advisor’s Report that follows this letter.

The advisor’s strategy has led to a notably solid long-term record

As I mentioned earlier, PRIMECAP Management Company directs the fund through a long-term lens. It is willing to endure market volatility and stand behind out-of-favor companies when it believes the future is promising. Along with the broader stock market, the fund was punished during the financial crisis, but its investment strategy and philosophy have ultimately proved successful.

Since its December 9, 2004, inception, the PRIMECAP Core Fund has recorded an average annual return of 10.22%. This result is more than 2 percentage points ahead of its market benchmark, the MSCI US Prime Market 750 Index, and more than 3 percentage points ahead of its peer funds average. PRIMECAP Management should be commended for this impressive record. The advisor’s effort is boosted by Vanguard’s low costs, which ensure that shareholders retain more of the fund’s returns.

High costs don’t equal strong fund performance

The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

6

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 17, 2014

7

Advisor’s Report

For the fiscal year ended September 30, 2014, Vanguard PRIMECAP Core Fund returned 22.60%, exceeding both the 19.23% return of its benchmark, the unmanaged MSCI US Prime Market 750 Index, and the 14.62% average return of its multi-capitalization core fund peers. Favorable sector allocations and positive stock selection in the industrial sector accounted for most of the fund’s outperformance.

The investment environment

Over the past 12 months, U.S. equities continued to appreciate, and the S&P 500 Index reached a new all-time high during the third calendar quarter. Small-capitalization stocks, as measured by the Russell 2000 Index, began to significantly underperform large-caps beginning in mid-March.

After a rocky start to the year, driven in part by unusually cold weather, the U.S. economy rebounded. Real gross domestic product (GDP) grew by 4.6% in the second calendar quarter after declining 2.1% during the first. The unemployment rate fell to 5.9% at the end of September, the lowest level since July 2008. The improving U.S. economic outlook stood in stark contrast to the deteriorating outlook in Europe, whose central bank introduced new stimulus measures, including an asset purchase program. The U.S. dollar appreciated against most foreign currencies, and commodity prices fell.

The Federal Reserve continued to tighten monetary policy by reducing the level of its monthly asset purchases. The asset purchase program is expected to end after the Fed’s October meeting. The central bank expects to maintain the current 0%–0.25% target federal funds rate for a considerable time after the asset purchase program ends.

On the geopolitical front, the United States and a number of other countries began conducting air strikes against the ISIS, or Islamic State, militant group. After annexing Crimea earlier in the year, Russia continued its support of pro-Russian rebel groups in Eastern Ukraine. In response, the European Union and the United States imposed economic sanctions, resulting in a devaluation of the ruble and a slowdown in exports to Russia from countries such as Germany. Toward the end of the fiscal year, outbreaks of the Ebola virus in several African countries caused increasing concern as the first cases appeared in the United States and Europe.

Outlook for U.S. equities

Looking ahead, we are less constructive on the outlook for U.S. equities than we have been in recent years. We do, however, continue to believe that many individual stocks are attractively valued and that stocks represent a more attractive investment than bonds at current prices.

As of September 30, 2014, the S&P 500 was trading at approximately 14.8 times 2015 consensus estimated earnings per share of $133. This is a reasonable valuation by historical standards, though the index appears more expensive on a price-to-sales multiple basis because profit

8

margins are near all-time highs. Calendar 2015 consensus estimates assume 4.2% sales per share growth and 11.7% earnings per share growth, which may prove difficult to achieve.

Portfolio update and outlook

The portfolio remains significantly overweight in health care and information technology stocks. As of September 30, 2014, these sectors comprised 57% of the fund’s holdings (compared to 32% for the S&P 500), including eight of the ten largest holdings in the fund.

Favorable sector allocation contributed roughly twice as much as stock selection to the fund’s success for the past fiscal year. Overweight positions in information technology and health care, the best performers in the S&P 500 over the period, benefited relative results, as did underweight positions in energy, consumer staples, consumer discretionary, telecommunication services, financials, and utilities.

In industrials, Southwest Airlines (+134%) and FedEx (+42%) were the most significant contributors to relative returns. These positives were partially offset by unfavorable stock selection in health care, including GlaxoSmithKline (-4%) and Roche (+13%), and in energy, notably Transocean (–24%).

Health care

We believe that favorable global demographic trends and ongoing innovation will create opportunities for health care companies to grow revenues faster than the overall economy for the foreseeable future. Aging populations in developed countries and China should lead to greater consumption of health care products and services. At the same time, rising disposable incomes and household wealth in developing countries should lead to higher usage by people of all ages.

The health care industry’s considerable investment in research and development over the years is driving the rise of new and more effective therapies for many diseases, such as cancer, diabetes, and Alzheimer’s. The precipitous decline in the cost of genetic DNA sequencing is allowing researchers to identify unknown diseases and rapidly develop therapies that improve the standard of care. Increasingly, drugs based on a better understanding of diseases’ underlying genetic causes are providing higher cure rates with fewer side effects than conventional treatments.

Technology

We continue to believe that many of the fund’s information technology holdings are attractively valued. The sector’s price-to-earnings multiple relative to that of the broader S&P 500 Index is near a multi-decade low, and tech companies are far better capitalized than those in other sectors. Many of the fund’s holdings have considerable percentages of their market capitalization in net cash on their balance sheets. Already at reasonable multiples, their valuations are even more attractive when their net cash balances are considered.

9

Conclusion

We remain committed to our investment philosophy, which is to invest in attractively priced individual stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes; therefore, our results often deviate substantially. Furthermore, our long-term investment horizon causes low portfolio turnover, which creates the possibility for extended periods of under-performance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for investors over the long term.

PRIMECAP Management Company

October 10, 2014

10

PRIMECAP Core Fund

Fund Profile
As of September 30, 2014

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Prime	Market
		Market	FA
	Fund	750 Index	Index
Number of Stocks	140	758	3,768
Median Market Cap	$59.9B	$59.9B	$51.1B
Price/Earnings Ratio	20.2x	19.8x	20.5x
Price/Book Ratio	3.4x	2.7x	2.6x
Return on Equity	19.6%	18.7%	17.8%
Earnings Growth
Rate	15.1%	15.2%	15.2%
Dividend Yield	1.7%	2.0%	1.9%
Foreign Holdings	12.3%	0.0%	0.0%
Turnover Rate	13%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.50%	—	—
30-Day SEC Yield	1.16%	—	—
Short-Term Reserves	4.9%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Prime	Market
		Market	FA
	Fund	750 Index	Index
Consumer Discretionary 10.3%		12.5%	12.5%
Consumer Staples	1.0	9.1	8.3
Energy	3.5	9.5	9.1
Financials	6.5	16.3	17.4
Health Care	30.6	13.7	13.5
Industrials	17.2	10.5	11.2
Information Technology	26.9	19.3	19.0
Materials	3.9	3.6	3.8
Telecommunication
Services	0.1	2.4	2.2
Utilities	0.0	3.1	3.0

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	FA Index
R-Squared	0.91	0.92
Beta	0.91	0.89
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	5.0%
Roche Holding AG	Pharmaceuticals	4.7
Southwest Airlines Co.	Airlines	4.4
Biogen Idec Inc.	Biotechnology	4.2
Eli Lilly & Co.	Pharmaceuticals	3.8
Google Inc.	Internet Software &
	Services	3.1
Texas Instruments Inc.	Semiconductors	2.7
Johnson & Johnson	Pharmaceuticals	2.6
Novartis AG	Pharmaceuticals	2.2
Marsh & McLennan Cos.
Inc.	Insurance Brokers	2.1
Top Ten		34.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratio was 0.50%.

11

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 9, 2004, Through September 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2014
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/9/2004)	Investment
	PRIMECAP Core Fund*	22.60%	16.39%	10.22%	$25,963
••••••••	MSCI US Prime Market 750 Index	19.23	15.85	7.93	21,137
– – – –	Multi-Cap Core Funds Average	14.62	13.58	6.67	18,830
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	7.96	21,200

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

12

PRIMECAP Core Fund

Fiscal-Year Total Returns (%): December 9, 2004, Through September 30, 2014

13

PRIMECAP Core Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.5%)
Consumer Discretionary (9.8%)
	L Brands Inc.	1,636,220	109,594
	TJX Cos. Inc.	1,425,000	84,317
*	CarMax Inc.	1,721,400	79,959
	Walt Disney Co.	815,000	72,559
*	DIRECTV	734,488	63,548
^	Sony Corp. ADR	3,450,000	62,238
	Carnival Corp.	1,437,200	57,732
	Ross Stores Inc.	495,500	37,450
	Whirlpool Corp.	205,000	29,858
*	Bed Bath & Beyond Inc.	337,491	22,217
	VF Corp.	223,380	14,750
*	Urban Outfitters Inc.	401,000	14,717
	Gildan Activewear Inc.
	Class A	193,250	10,575
	Time Warner Cable Inc.	49,756	7,140
*	Amazon.com Inc.	9,800	3,160
	Macy’s Inc.	30,000	1,745
	Las Vegas Sands Corp.	25,000	1,555
			673,114
Consumer Staples (1.0%)
	PepsiCo Inc.	425,000	39,563
	CVS Health Corp.	327,377	26,056
			65,619
Energy (3.3%)
^	Transocean Ltd.	2,399,100	76,699
	Schlumberger Ltd.	507,100	51,567
	EOG Resources Inc.	243,000	24,062
	National Oilwell Varco Inc.	263,200	20,029
*	Cameron International Corp.	250,100	16,602
	Cabot Oil & Gas Corp.	391,000	12,782
	Noble Energy Inc.	181,000	12,373
*	Southwestern Energy Co.	159,300	5,567
	Exxon Mobil Corp.	46,012	4,327
	Encana Corp.	70,000	1,485
	Petroleo Brasileiro SA ADR
	Type A	75,000	1,117

	Petroleo Brasileiro SA ADR	30,000	426
	Frank’s International NV	10,000	187
			227,223
Financials (6.2%)
	Marsh & McLennan
	Cos. Inc.	2,713,875	142,044
	Charles Schwab Corp.	3,870,511	113,754
	Wells Fargo & Co.	1,102,000	57,161
	Chubb Corp.	362,200	32,989
	Willis Group Holdings plc	415,200	17,189
	Comerica Inc.	276,000	13,762
	CME Group Inc.	159,700	12,769
	Progressive Corp.	465,000	11,755
	American Express Co.	108,300	9,481
	US Bancorp	224,000	9,370
	Discover Financial Services	39,000	2,511
			422,785
Health Care (29.2%)
	Amgen Inc.	2,427,419	340,955
	Roche Holding AG	1,075,440	317,581
*	Biogen Idec Inc.	861,373	284,951
	Eli Lilly & Co.	4,026,900	261,144
	Johnson & Johnson	1,661,150	177,062
	Novartis AG ADR	1,612,605	151,794
	Medtronic Inc.	2,175,200	134,754
	Abbott Laboratories	1,628,700	67,738
	AbbVie Inc.	814,800	47,063
	Thermo Fisher
	Scientific Inc.	351,600	42,790
*	Boston Scientific Corp.	3,427,200	40,475
	Sanofi ADR	541,000	30,529
	GlaxoSmithKline plc ADR	600,000	27,582
*	Illumina Inc.	163,900	26,866
*	Waters Corp.	240,654	23,854
	Agilent Technologies Inc.	313,100	17,840
	Stryker Corp.	45,500	3,674
*	Cerner Corp.	10,000	596
			1,997,248

14

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
Industrials (16.5%)
	Southwest Airlines Co.	8,926,525	301,449
	FedEx Corp.	597,475	96,462
	Honeywell
	International Inc.	1,000,700	93,185
	United Parcel Service Inc.
	Class B	827,500	81,335
	Boeing Co.	479,600	61,091
	Airbus Group NV	957,350	60,180
*	United Continental
	Holdings Inc.	878,000	41,082
	Delta Air Lines Inc.	1,018,000	36,801
	Caterpillar Inc.	336,000	33,274
	Union Pacific Corp.	306,400	33,220
	Rockwell Automation Inc.	294,200	32,327
	Norfolk Southern Corp.	252,650	28,196
	Pentair plc	416,981	27,308
*	Jacobs Engineering
	Group Inc.	550,000	26,851
	CH Robinson
	Worldwide Inc.	390,210	25,879
	Safran SA	305,000	19,774
	CSX Corp.	586,700	18,810
*	AECOM Technology Corp.	495,000	16,706
*	Hertz Global Holdings Inc.	570,000	14,472
^	Ritchie Bros
	Auctioneers Inc.	618,300	13,844
	United Technologies Corp.	120,000	12,672
	Republic Services Inc.
	Class A	266,935	10,416
	IDEX Corp.	139,000	10,059
	Expeditors International
	of Washington Inc.	230,000	9,333
	TransDigm Group Inc.	25,000	4,608
	American Airlines Group Inc.	97,300	3,452
	Cummins Inc.	21,000	2,771
	Canadian Pacific Railway Ltd.	12,530	2,600
*	NOW Inc.	65,800	2,001
*	Kirby Corp.	16,000	1,886
	Deere & Co.	20,000	1,640
	Chicago Bridge & Iron
	Co. NV	24,500	1,417
			1,125,101
Information Technology (25.7%)
	Texas Instruments Inc.	3,843,300	183,287
	Microsoft Corp.	2,889,200	133,943
	SanDisk Corp.	1,218,216	119,324
*	Google Inc. Class A	184,072	108,310
*	Google Inc. Class C	184,072	106,276
	Hewlett-Packard Co.	2,696,500	95,645
	Intel Corp.	2,716,700	94,595
*	Flextronics
	International Ltd.	8,851,200	91,344

	EMC Corp.	3,030,100	88,661
	QUALCOMM Inc.	1,172,830	87,692
	Intuit Inc.	918,500	80,507
	KLA-Tencor Corp.	700,300	55,170
	Cisco Systems Inc.	2,087,600	52,545
	ASML Holding NV	485,000	47,928
*	Electronic Arts Inc.	1,256,000	44,726
	Telefonaktiebolaget LM
	Ericsson ADR	3,288,400	41,401
*	eBay Inc.	714,900	40,485
*	Adobe Systems Inc.	498,000	34,457
	NVIDIA Corp.	1,520,000	28,044
	Corning Inc.	1,425,000	27,560
	Applied Materials Inc.	1,240,000	26,796
	Oracle Corp.	680,800	26,061
	Visa Inc. Class A	115,735	24,694
	Symantec Corp.	991,600	23,313
	Altera Corp.	623,200	22,298
	Analog Devices Inc.	347,400	17,193
*	BlackBerry Ltd.	1,527,100	15,179
	Apple Inc.	137,550	13,858
	Activision Blizzard Inc.	580,000	12,058
	MasterCard Inc. Class A	83,000	6,135
*	Alibaba Group Holding Ltd.
	ADR	17,100	1,519
*	Micron Technology Inc.	12,000	411
*	VMware Inc. Class A	3,000	282
	Motorola Solutions Inc.	2,750	174
	Accenture plc Class A	2,000	163
			1,752,034
Materials (3.7%)
	Monsanto Co.	873,350	98,261
	Potash Corp. of
	Saskatchewan Inc.	933,500	32,262
	Praxair Inc.	229,700	29,631
	EI du Pont de Nemours
	& Co.	275,000	19,734
	Dow Chemical Co.	350,000	18,354
	Celanese Corp. Class A	292,000	17,088
	Cabot Corp.	325,000	16,500
	LyondellBasell Industries
	NV Class A	102,400	11,127
	Greif Inc. Class A	125,400	5,494
*	Crown Holdings Inc.	100,000	4,452
	Greif Inc. Class B	37,000	1,831
			254,734
Telecommunication Services (0.1%)
*	Sprint Corp.	650,000	4,121
Total Common Stocks
(Cost $3,526,964)			6,521,979

15

PRIMECAP Core Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (5.4%)
Money Market Fund (5.4%)
[1,2] Vanguard Market
Liquidity Fund, 0.109%
(Cost $365,580)	365,579,652	365,580
Total Investments (100.9%)
(Cost $3,892,544)		6,887,559
Other Assets and Liabilities (-0.9%)
Other Assets		9,458
Liabilities[2]		(69,136)
		(59,678)
Net Assets (100%)
Applicable to 312,190,056 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		6,827,881
Net Asset Value Per Share		$21.87

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	3,414,801
Undistributed Net Investment Income	52,210
Accumulated Net Realized Gains	366,008
Unrealized Appreciation (Depreciation)
Investment Securities	2,995,015
Foreign Currencies	(153)
Net Assets	6,827,881

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $26,369,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $27,773,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends[1]	110,308
Interest[2]	317
Securities Lending	311
Total Income	110,936
Expenses
Investment Advisory Fees—Note B	19,806
The Vanguard Group—Note C
Management and Administrative	11,099
Marketing and Distribution	874
Custodian Fees	108
Auditing Fees	30
Shareholders’ Reports	46
Trustees’ Fees and Expenses	10
Total Expenses	31,973
Net Investment Income	78,963
Realized Net Gain (Loss)
Investment Securities Sold	401,139
Foreign Currencies	350
Realized Net Gain (Loss)	401,489
Change in Unrealized Appreciation (Depreciation)
Investment Securities	802,097
Foreign Currencies	(444)
Change in Unrealized Appreciation (Depreciation)	801,653
Net Increase (Decrease) in Net Assets Resulting from Operations	1,282,105
1 Dividends are net of foreign withholding taxes of $3,030,000.
2 Interest income from an affiliated company of the fund was $317,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	78,963	73,595
Realized Net Gain (Loss)	401,489	204,410
Change in Unrealized Appreciation (Depreciation)	801,653	1,024,463
Net Increase (Decrease) in Net Assets Resulting from Operations	1,282,105	1,302,468
Distributions
Net Investment Income	(54,577)	(79,568)
Realized Capital Gain	(207,572)	(81,710)
Total Distributions	(262,149)	(161,278)
Capital Share Transactions
Issued	478,435	402,141
Issued in Lieu of Cash Distributions	235,932	144,815
Redeemed	(680,461)	(616,525)
Net Increase (Decrease) from Capital Share Transactions	33,906	(69,569)
Total Increase (Decrease)	1,053,862	1,071,621
Net Assets
Beginning of Period	5,774,019	4,702,398
End of Period[1]	6,827,881	5,774,019
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $52,210,000 and $31,537,000.

See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Core Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.65	$14.98	$12.37	$12.51	$11.42
Investment Operations
Net Investment Income	.255	.242	.206	.145	.133[1]
Net Realized and Unrealized Gain (Loss)
on Investments	3.820	3.955	2.567	(.143)	1.051
Total from Investment Operations	4.075	4.197	2.773	.002	1.184
Distributions
Dividends from Net Investment Income	(.178)	(. 260)	(.163)	(.142)	(. 094)
Distributions from Realized Capital Gains	(.677)	(.267)	—	—	—
Total Distributions	(.855)	(.527)	(.163)	(.142)	(. 094)
Net Asset Value, End of Period	$21.87	$18.65	$14.98	$12.37	$12.51

Total Return[2]	22.60%	28.88%	22.55%	-0.10%	10.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,828	$5,774	$4,702	$4,345	$4,569
Ratio of Total Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.51%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.23%	1.42%	1.39%	1.01%	1.09%[1]
Portfolio Turnover Rate	13%	7%	10%	9%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.15%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral

20

PRIMECAP Core Fund

mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2014, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $677,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

21

PRIMECAP Core Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:
	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,124,444	397,535	—
Temporary Cash Investments	365,580	—	—
Total	6,490,024	397,535	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2014, the fund realized net foreign currency gains of $350,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,063,000 from undistributed net investment income, and $20,446,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $71,602,000 of ordinary income and $354,364,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $3,892,544,000. Net unrealized appreciation of investment securities for tax purposes was $2,995,015,000, consisting of unrealized gains of $3,091,408,000 on securities that had risen in value since their purchase and $96,393,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2014, the fund purchased $822,224,000 of investment securities and sold $1,013,518,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	23,520	23,662
Issued in Lieu of Cash Distributions	12,563	9,674
Redeemed	(33,422)	(37,714)
Net Increase (Decrease) in Shares Outstanding	2,661	(4,378)

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and the Shareholders of the Vanguard PRIMECAP Core Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Vanguard PRIMECAP Core Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2014

Special 2014 tax information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $227,393,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $54,577,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 89.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Core Fund
Periods Ended September 30, 2014

			Since
	One	Five	Inception
	Year	Years	(12/9/2004)
Returns Before Taxes	22.60%	16.39%	10.22%
Returns After Taxes on Distributions	21.33	15.92	9.87
Returns After Taxes on Distributions and Sale of Fund Shares	13.59	13.24	8.40

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,069.44	$2.59
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.54

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.50%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2014: $64,000
Fiscal Year Ended September 30, 2013: $82,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2014: $6,605,127
Fiscal Year Ended September 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2014: $2,176,479
Fiscal Year Ended September 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2014: $316,869
Fiscal Year Ended September 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2014: $198,163
Fiscal Year Ended September 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2014: $515,032
Fiscal Year Ended September 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 19, 2014
VANGUARD FENWAY FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.